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                                 FIFTH MODIFICATION
                                         OF
                                  CREDIT AGREEMENT


          This Fifth Modification of Credit Agreement ("Agreement") is made this day of January, 1998, among THE ROTTLUND COMPANY, INC., a Minnesota corporation ("Borrower"), BANKBOSTON, N.A. (formerly known as THE FIRST NATIONAL BANK OF BOSTON), having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 ("BKB") and BANKBOSTON, N.A., as Agent ("Agent") for itself and the other lending institutions which are or may become parties to the Credit Agreement (as hereinafter defined).


                                W I T N E S S E T H:

          IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Borrower and BKB hereby covenant and agree as follows:

          .    RECITALS.  The following Recitals are true and correct as of the date of this Agreement:

               ()   The Borrower, BKB and the Agent entered into that certain
     Credit Agreement dated as of October 23, 1996, and that certain First Modification of Credit Agreement dated November 19 1996, Second Modification of Credit Agreement dated December 24, 1996, Third Modification of Credit Agreement dated January 28, 1997, and Fourth Modification of Credit Agreement dated June 25, 1997 (the foregoing Credit Agreement, as modified, is referred to herein as "Credit Agreement").

               ()   The parties to the Credit Agreement wish to further amend
     and modify the Credit Agreement.

               ()   All terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

          .    The Credit Agreement is hereby modified as follows:

               .    By substituting "$23,000,000.00" for "$18,000,000" in:

                    ()   the definition of Commitment Amount in Section 1;

                    ()   the definition of Maximum Revolver Amount in Section 1;

                    ()   Section 2.1;

                    ()   Schedule 3.3(i); and

                    ()   Schedule 1.

               .    By adding the following definition to Section 1:

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                                   "FIFTH MODIFICATION EFFECTIVE DATE.  December
                       31, 1997."

               .    By adding the following sentence after the first sentence in
                    Section 2.3:

                                   "As of the Fifth Modification Effective Date,
                       the Revolving Credit Note has been amended and restated, therefore, all references herein to the Revolving Credit Note shall mean the Revolving Credit Note as amended and restated."

               . By deleting Section 10.3 in its entirety and replacing it with the following:

                         "Section 10.3 EBITDA TO INTEREST EXPENSE.  The Borrower
                  will not permit the ratio of (a) EBITDA to (b) Interest Incurred, determined on a date described in the table set forth below, to exceed the ratio set forth below:



                PERIOD                                          PERMITTED RATIO
                October 1, 1997 to December 31, 1997            1.10:1
                January 1, 1998 to March 31, 1998               1.10:1
                April 1, 1998 to June 30, 1998                  1.25:1
                July 1, 1998 to September 30, 1998              1.50:1
                October 1, 1998 to December 31, 1998            2.00:1
                January 1, 1999 to March 31, 1999               2.00:1"

               .    By changing all references to First National Bank of Boston to BankBoston, N.A.

          .    The Effective Date of this Fifth Modification shall be as of
     December 31, 1997 so that, without limitation, compliance with all covenants contained in the Credit Agreement shall be determined from modifications contained herein.
                                          .    Except as modified hereby, the
     terms and conditions of the Credit Agreement shall remain in full force and effect and the Borrower hereby ratifies the terms and conditions thereof.

          .    This Agreement may be executed in any number of counterparts each of which shall be deemed an original.


                      [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

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         IN WITNESS WHEREOF, the undersigned Borrower and Agent have hereunto caused this instrument to be executed by their duly authorized corporate officers and their seal to be affixed hereto as of the day and year first above written.


                                      THE ROTTLUND COMPANY, INC., a Minnesota
                                      corporation



                                  By:______
                                  Title:___



                                      BANKBOSTON, N.A.



                                  By:______
                                  Title:___


          The undersigned guarantors hereby agree to all modifications of the Credit Agreement and hereby ratify and reaffirm their respective Subsidiary Guaranty dated as of the day and year first above written.

                                  NORTHCOAST MORTGAGE, INC.


                                  By:_______________________________
                                  Its:______________________________


                                  ROTTLUND HOMES OF FLORIDA, INC.


                                  By:_______________________________
                                  Its:______________________________


                                  ROTTLUND HOMES OF INDIANA, INC.


                                  By:_______________________________
                                  Its:______________________________


                                                                ROTTLUND
                                      HOMES OF INDIANA LIMITED PARTNERSHIP


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                                  By:_______________________________
                                  Its:______________________________

                                  ROTTLUND HOMES OF IOWA, INC.


                                  By:_______________________________
                                  Its:______________________________


                                  ROTTLUND HOMES OF NEW JERSEY


                                  By:_______________________________
                                  Its:______________________________